UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     December 19, 2005
                                                --------------------------------


                              NEOPROBE CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-26520                     31-1080091
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


     425 Metro Place North, Suite 300, Columbus, Ohio           43017
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       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code         (614) 793-7500
                                                  ------------------------------



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2005, the Compensation Committee of Neoprobe Corporation ("the Company") approved increases in base salaries and annual bonus opportunities, effective January 1, 2006, for the Company's chief executive officer and five other named executive officers. Base salaries during 2006 for the persons expected to be named executive officers in the Company's proxy statement for the 2006 annual meeting appear in the table below. In addition, the Committee approved cash bonuses to the named executive officers listed in the table, to be paid in the first quarter of 2006 in the amounts listed, upon achievement of the following corporate milestones, and subject to reduction if the milestones are not achieved:

      o 2005 revenue of at least $5.8 million, subject to 50% reduction of bonus if not achieved.

      o Completion of Lymphoseek non-clinical studies and filing of reports of results with the Food and Drug Administration (FDA), and filing of amended clinical protocol submissions related to the proposed Phase II clinical study, both to occur on or before December 31, 2005, subject to 25% reduction of bonus if not achieved.

                                                                  2006 Base    2005 Cash
   Name                                Position                    Salary     Bonus Target
   ----                                --------                   --------    ------------
David Bupp          President and Chief Executive Officer         $305,000     $ 40,000
Brent Larson        Vice President, Finance and Chief Financial   $160,000     $ 10,000
                    Officer
Carl Bosch          Vice President, Research and Development      $160,000     $ 10,000
Rodger Brown        Vice President, Regulatory Affairs and        $129,000     $  2,500
                    Quality Assurance
Doug Rash           Vice President, Marketing                     $108,000     $  2,500
Anthony Blair       Vice President, Operations                    $122,000     $  2,500


The Committee also approved the following schedule of cash retainers and meeting fees payable to non-executive directors for service during 2006:

                                                                   Telephonic
                                                                    Meeting
                                            Board Meeting or          Fee
                             Annual Cash   Committee Meeting     (lasting more
        Position              Retainer            Fee            than one hour)
        --------              --------            ---            --------------

Director                       $12,000           $1,000               $500

Chair Person Board of
Directors                      $5,000
Chair  Person Audit
Committee                      $5,000             $500                $250
Member of Audit Committee
                               $2,500             $250                $250


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Neoprobe Corporation



Date: December 30, 2005          By: /s/ Brent L. Larson
                                     ------------------------------------------
                                     Brent L. Larson, Vice President Finance and
                                       Chief Financial Officer






























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